Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

DATED MAY 13, 2021

BY AND BETWEEN

HALL OF FAME RESORT & ENTERTAINMENT COMPANY,

AND

IRG, LLC

i

Exhibits:

Exhibit A	Form of Warrant

ii

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated May 13, 2021 (the “Agreement Date”), is made and entered into by and between Hall of Fame Resort & Entertainment Company, a Delaware corporation (the “Company”), and IRG, LLC, a Delaware limited liability company (“Purchaser”).

RECITAL

The Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, 15,000 units (the “Units”), each Unit consisting of (a) one share of the Company’s 7.00% Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), and (b) 163.3987 Warrants (as defined in Section 1.01), in accordance with the provisions of this Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01. Definitions. As used in this Agreement, the following terms have the respective meanings stated below:

“Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning given to such term in the introductory paragraph hereof.

“Agreement Date” has the meaning given to such term in the introductory paragraph hereof.

“Closing Date” means the date on which the Company and Purchaser will consummate the transactions contemplated by this Agreement. The Closing Date shall be mutually agreed to by the Company and Purchaser, and shall be no later than June 15, 2021.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Company” has the meaning given to such term in the introductory paragraph of this Agreement.

“Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation.

“Party” or “Parties” means the Company and Purchaser, individually or collectively, as the case may be.

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

“Purchaser” have the meaning given to such term in the introductory paragraph of this Agreement.

“Representatives” of any Person means the Affiliates, control persons, officers, directors, employees, agents, counsel, investment bankers and other representatives of such Person.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” means the reports, schedules and statements filed by the Company under the Securities Exchange Act of 1934, as amended.

“Securities” means the Shares and the Warrants.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“Series B Preferred Stock” has the meaning given to such term in the Recital.

“Share” means a share of Series B Preferred Stock.

“Units” has the meaning given to such term in the Recital.

“Warrant Shares” means the shares of Common Stock to be issued upon exercise of the Warrants.

“Warrants” means warrants to purchase shares of Common Stock at an exercise price of $6.90 per share of Common Stock, each Warrant exercisable for one share of Common Stock, in substantially the form attached hereto as Exhibit A.

ARTICLE II
SALE AND PURCHASE

Section 2.01. Sale and Purchase. Subject to the terms and conditions hereof, the Company will issue and sell to Purchaser on the Closing Date, and Purchaser hereby agrees that it will purchase from the Company on the Closing Date, 15,000 Units, each Unit consisting of (a) one share of Series B Preferred Stock, and (b) 163.3987 Warrants. The purchase price being paid hereunder is $1,000 per Unit, of which (i) $998.366013 is allocated to each Share of Series B Preferred Stock included in each Unit and (ii) $1.633987 is allocated to the 163.3987 Warrants included in each Unit (i.e., $0.01 per Warrant). The Series B Preferred Stock and the Warrants comprising the Units will separate on the Closing Date and will be issued separately but are purchased as a Unit. Each of the Company and Purchaser hereby acknowledges and agrees that such purchase price per Unit and allocation to Shares and Warrants are based on the relative fair market value of each such Security at the time of issuance, and that all tax returns filed by such Party shall be consistent in all material respects with such allocation of the purchase prices being paid hereunder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchaser that the representations and warranties set forth in this Article III are true and correct as of the Agreement Date, and will be true and correct as of the Closing Date.

Section 3.01. Valid Existence. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware.

Section 3.02. Authority. The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, are within the powers of the Company, and have been or will have been duly authorized by all necessary action on the part of the Company. This Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

Section 3.03. No Approvals. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any third Person or any governmental body or agency.

Section 3.04. No Violations. The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not and will not (a) violate the certificate of incorporation or bylaws of the Company, (b) violate any agreement to which the Company is a party or by which the Company or any of its property or assets is bound or (c) violate any law, rule, regulation, judgment, injunction, order or decree applicable to the Company.

Section 3.05. Valid Issuance. The Shares, when issued in accordance with this Agreement, will be duly and validly authorized and issued, fully-paid and non-assessable. The Warrant Shares, when issued pursuant to the terms of the Warrants upon exercise thereof, will be duly and validly authorized and issued, fully-paid and non-assessable.

Section 3.06. No Broker. There is no investment banker, broker, finder or other intermediary that has been retained by, will be retained by or is authorized to act on behalf of the Company, and who might be entitled to any fee or commission upon consummation of the transactions contemplated by this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to the Company that the representations and warranties set forth in this Article IV are true and correct as of the Agreement Date, and will be true and correct as of the Closing Date.

Section 4.01. Valid Existence. Purchaser has been duly formed and is validly existing and in good standing under the laws of the state of its organization.

Section 4.02. Authorization. The execution, delivery and performance by Purchaser of this Agreement, and the consummation of the transactions contemplated hereby are within the powers of Purchaser, and have been or will have been duly authorized by all necessary action on the part of Purchaser. This Agreement constitutes a valid and binding agreement of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

Section 4.03. No Approvals. The execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any third Person or any governmental body or agency.

Section 4.04. No Violations. The execution, delivery and performance by Purchaser of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not and will not (a) violate Purchaser’s certificate of formation or operating agreement (or equivalent organizational documents), (b) violate any agreement to which Purchaser is a party or by which Purchaser, or any of its properties or assets, is bound or (c) violate any law, rule, regulation, judgment, injunction, order or decree applicable to Purchaser.

Section 4.05. No Broker. There is no investment banker, broker, finder or other intermediary that has been retained by, will be retained by or is authorized to act on behalf of Purchaser, and who might be entitled to any fee or commission upon consummation of the transactions contemplated by this Agreement.

Section 4.06. Investment. The Securities are being acquired for Purchaser’s own account, or the accounts of clients for whom Purchaser exercises discretionary investment authority, not as a nominee or agent, and with no present intention of distributing the Securities or any part thereof, and Purchaser has no present intention of selling or granting any participation in or otherwise distributing any of the Securities or any of the Warrant Shares, in any transaction in violation of the securities Laws of the United States of America or any state, without prejudice, however, to Purchaser’s right at all times to sell or otherwise dispose of all or any part of the Securities and the Warrant Shares under an exemption from such registration available under the Securities Act (including, without limitation, if available, Rule 144 promulgated thereunder). If Purchaser should in the future decide to dispose of any of the Securities or any of the Warrant Shares, Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities Laws as then in effect.

Section 4.07. Nature of Purchaser. Purchaser represents and warrants to, and covenants and agrees with, the Company that, (a) it is an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, and (b) by reason of its business and financial experience it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment. Purchaser is not an entity formed for the specific purpose of acquiring the Securities.

Section 4.08. Receipt of Information. Purchaser acknowledges that it (a) has access to the SEC Documents, (b) has been provided a reasonable opportunity to ask questions of and receive answers from Representatives of the Company regarding such matters, and (c) has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

Section 4.09. Restricted Securities. Purchaser understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities Laws, inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Purchaser represents that it is knowledgeable with respect to Rule 144 of the SEC promulgated under the Securities Act.

Section 4.10. Legend. It is understood that the certificates evidencing the Securities will bear the following legend:

“These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction. These securities may not be sold or offered for sale, pledged or hypothecated except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.”

Section 4.11. Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws, and that the Company is relying upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

ARTICLE V
COVENANTS

Section 5.01. Purchaser Lock-Up. Without the prior written consent of the Company, Purchaser agrees that from the Closing Date until the end of the 180th day after the Closing Date, neither Purchaser nor any of its Affiliates will offer, sell, pledge or otherwise transfer or dispose of any of the Securities or the Warrant Shares or enter into any transaction or device designed to do the same; provided, however, that Purchaser may transfer the Securities or the Warrant Shares to an Affiliate of Purchaser, so long as such Affiliate agrees to the restrictions in this Section 5.01.

ARTICLE VI
MISCELLANEOUS

Section 6.01. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. Article, Section and Exhibit references are to this Agreement, unless otherwise specified.

Section 6.02. Severability. If any provision in this Agreement is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions shall remain in full force and effect.

Section 6.03. Survival. The representations and warranties of the Parties contained in this Agreement shall survive the consummation of the transactions contemplated hereby.

Section 6.04. Waiver and Amendment. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement, or in the case of a waiver, by the Party against whom the waiver is to be effective.

Section 6.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided that, except as set forth in the immediately following sentence, (a) no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of each other Party hereto, and (b) any such purported assignment in violation of the terms hereof shall be null and void ab initio. Notwithstanding the foregoing, Purchaser shall have the right to assign, delegate, and transfer its rights and obligations under this Agreement to any Affiliate of Purchaser, so long as such Affiliate (i) assumes all of the obligations of Purchaser under this Agreement and (ii) reaffirms, as to such Affiliate, all of the representations and warranties made by Purchaser under Article IV.

Section 6.06. Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, air courier guaranteeing overnight delivery, electronic mail or personal delivery to the following addresses:

(a) If to Purchaser:

IRG, LLC
c/o Industrial Realty Group, LLC
11111 Santa Monica Blvd., Suite 800
Los Angeles, CA 90025
Attention: Richard Klein
Email: RKlein@industrialrealtygroup.com

With a copy to (which shall not constitute notice):

Fainsbert Mase Brown & Sussman, LLP
11111 Santa Monica Blvd., Suite 810
Los Angeles, CA 90025
Attention: Dean Sussman, Esq.
Email: DSussman@fms-law.com

(b) If to the Company:

Hall of Fame Resort & Entertainment Company
2626 Fulton Dr. NW
Canton, OH 44718
Attention: Jason Krom
Email: jason.krom@HOFVillage.com

and

Hall of Fame Resort & Entertainment Company
2626 Fulton Dr. NW
Canton, OH 44718
Attention: Tara Charnes
Email: tara.charnes@HOFVillage.com

With a copy to (which shall not constitute notice):

Hunton Andrews Kurth LLP
2200 Pennsylvania Ave., N.W.
Washington, DC 20037
Attention: Steve Patterson
Email: spatterson@hunton.com

or to such other address as any Party may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time of transmittal, if sent via electronic mail; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 6.07. Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter of this Agreement.

Section 6.08. Governing Law. This Agreement will be construed in accordance with and governed by the Laws of the State of New York.

Section 6.09. Jurisdiction; Waiver of Jury Trial. Each of the Parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal or state court located in the Borough of Manhattan in the City of New York, New York, in the event any dispute arises out of this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement in any court other than a Federal or state court located in the Borough of Manhattan in the City of New York, New York. Each of the Parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this agreement or the transactions contemplated hereby.

Section 6.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, including facsimile or .pdf format counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the Agreement Date first above written.

Company:

HALL OF FAME RESORT & ENTERTAINMENT COMPANY,
a Delaware corporation

By:	/s/ Jason Krom
	Name:	Jason Krom
	Title:	Chief Financial Officer

Purchaser:

IRG, LLC,
a Delaware limited liability company

By:	/s/ Richard Klein
Name: Richard Klein
Title: Authorized Representative

Exhibit A

FORM OF WARRANT

(See Attached)